UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 11, 2007

Odimo Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51161	223607813
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14051 N.W. 14th Street, Sunrise, Florida		33323
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-835-2233

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The disclosures set forth in Items 2.01, 5.02 and 8.01 to this Current Report are incorporated into this Item by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The disclosures set forth in Item 5.02 to this Current Report are incorporated into this Item by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 11, 2007, we sold selected machinery and equipment to Ice.com ("Ice) for $250,000.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2007, Jeffrey Kornblum, our Chief Executive Officer and President and George Grous, our Chief Technology Officer each entered into Separation Agreements with the Company whereby, effective immediately, Messrs. Kornblum and Mr. Grous resigned their positions with the Company. Under the Separation Agreements, Messrs. Kornblum and Grous received their salaries through January 15, 2007, we paid $50,000 to each of Messrs. Kornblum and Grous and all stock options granted to each of Messrs. Kornblum and Grous have been cancelled. Copies of the Separation Agreements between the Company and each of Messrs. Kornblum and Grous are filed as Exhibits 10.1 and 10.2 and are incorporated by reference herein.

On January 15, 2007, the Company and Amerisa Kornblum, our Chief Financial Officer and Treasurer entered into a Termination Agreement whereby Ms. Kornblum's employment agreement has been terminated. Under the Termination Agreement, Ms. Kornblum received her salary through January 15, 2007, we paid $50,000 to Ms. Kornblum and all stock options granted to Ms. Kornblum have been cancelled. Copies of the Termination Agreement between the Company and Ms. Kornblum is filed as Exhibit 10.3 and is incorporated by reference herein. Ms. Kornblum has agreed to continue to be employed by the Company as our Chief Financial Officer and to in addition, serve as our Acting Chief Executive Officer for an annual base salary of $30,000.

Item 8.01 Other Events.

As of January 16, 2007, Alan Lipton, our Chairman of the Board of Directors loaned to the Company the sum of $300,000. The Company issued to Mr. Lipton an 8% secured promissory note in exchange for the funds (the "Note"). All interest and principal under the Note is repayable by the Company upon the earlier to occur of (a) January 16, 2010; or (ii) the occurrence of a change in control of the Company. Our repayment obligation under the Note is secured by all of the Company's assets. We have used the proceeds of the loan from Mr. Lipton for working capital purposes, including payment of our existing liabilities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1: Separation Agreement dated January 16, 2007 between Odimo Incorporated and Jeff Kornblum

Exhibit 10.2: Separation Agreement dated January 16, 2007 between Odimo Incorporated and George Grous

Exhibit 10.3: Termination Agreement dated January 15, 2007 between Odimo Incorporated and Amerisa Kornblum

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odimo Incorporated

January 16, 2007	By:	Amerisa Kornblum

Name: Amerisa Kornblum
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement dated January 16, 2007 between Odimo Incorporated and Jeff Kornblum
10.2	Separation Agreement dated January 16, 2007 between Odimo Incorporated and George Grous
10.3	Termination Agreement dated January 15, 2007 between Odimo Incorporated and Amerisa Kornblum